EXHIBIT 10.23

                    SECOND RENEWAL AND EXTENSION AGREEMENT


     WHEREAS, National Education Corporation ("Borrower") executed a Revolving Line of Credit Note (the "Note") dated February 28, 1995, payable to the order of Steck-Vaughn Publishing Corporation ("Lender"), in the original principal sum of $10,000,000.00;

     WHEREAS, the indebtedness evidenced by the Note, as renewed, modified and extended, is secured by an Intercreditor Pledge Agreement Pledge and Security Agreement (the "Security Agreement") dated January 19, 1996 between Borrower, as Pledgor, and BZW Division of Barclays Bank PLC, as collateral agent, covering, among other collateral, all of the issued and outstanding shares of capital stock at any time owned by Borrower of Lender;

     WHEREAS, Borrower and Lender have heretofore renewed, modified and extended the Note pursuant to a Renewal and Extension Agreement (the "First Renewal") dated as of December 31, 1995 between Borrower and Lender;

     WHEREAS, Borrower has requested Lender to again renew and extend the term of the Note;

     NOW, THEREFORE, Borrower and Lender agree that:

     1. Effective from and after February 1, 1996, the maximum principal amount that may be drawn by Borrower and that may be outstanding at any time under the Note, as renewed, modified and extended, is $5,000,000.

     2.   The Event of Default stated in paragraph number 5 on page 4 of the
          Note is hereby amended in its entirety to hereafter read as follows, to wit:

               Any "Event of Default" as defined in that certain Credit Agreement (the "Credit Agreement") dated January 19, 1996 among NEC, the several lenders from time to time parties thereto and BZW Division of Barclays Bank PLC, as Agent, has occurred and is continuing.

          The Events of Default stated in paragraphs 1, 2, 3, 4, 6, 7, and 8 on pages 3 and 4 of the Note shall remain as stated in the Note.

     3. After the effective date hereof, the Note shall be due and payable as follows, to wit:

          Interest only shall be due and payable monthly as it accrues on the first day of each month beginning April 1, 1996 and continuing on the first day of each month thereafter until June 30, 1996 when the entire balance of unpaid principal and accrued, unpaid interest shall be due and payable in full. Each installment shall be applied first to the payment of accrued interest payable on the unpaid principal balance, with the remainder being applied to the reduction of principal.

     4. The principal balance of the Note from time to time remaining unpaid shall continue to bear interest at the rate of interest applicable thereto as set forth in the Note, provided that the interest payable shall not exceed the maximum amount that may be lawfully charged.

          After default or maturity, principal and past-due interest shall bear interest at the rate of interest applicable thereto as set forth in the Note, provided that the interest payable shall not exceed the maximum amount that may be lawfully charged.

     5. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity of the Note, as renewed, modified and extended, or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Note, as renewed, modified and extended, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Note, as renewed, modified and extended, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to the holder of the Note, as herein renewed, modified and extended, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread so that the interest thereon shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Borrower and Lender.

     6. Borrower hereby renews the Note and promises to pay to the order of Lender at its offices at 1025 Northern Boulevard, Roslyn, New York (or such other place of payment as the Lender shall notify Borrower) the principal sum thereof as may be advanced and remains unpaid, with interest as specified in the Note, as renewed, modified and extended, and to perform all of Borrower's obligations under the Note, the Security Agreement, and any other documents pertaining thereto (the "Other Documents").

     7. Borrower covenants and warrants that the Note, the Security Agreement and the Other Documents are not in default after giving effect to the extension, modification and renewal herein granted; there are no defenses, counterclaims or offsets to the Note, the Security Agreement or the Other Documents; that the Note and Security Agreement, as renewed, modified and extended, are in full force and effect, and that the Security Agreement shall continue to secure payment of the indebtedness evidenced by the Note, as renewed, modified and extended.

     8. Borrower further covenants and warrants to Lender that the execution and delivery of this Second Renewal and Extension Agreement by Borrower will not be in contravention of or cause a default under any agreement to which Borrower is a party.

     9. The Note, as renewed, modified and extended, shall be construed in accordance with the laws of the State of New York and the laws of the United States applicable to transactions in the State of New York.

     10. The Note, the Security Agreement and the Other Documents shall remain in full force and effect as renewed, modified and extended by the First Renewal and by this Second Renewal and Extension Agreement.

     11. This Second Renewal and Extension Agreement may be executed in duplicate originals and each duplicate shall have the same force and effect as an original.

     EXECUTED to be effective as of March 31, 1996.


          "BORROWER"

NATIONAL EDUCATION CORPORATION



By:/s/
   _______________________________________
   Name:  Keith K. Ogata
   Title: Vice President, Chief Financial
          Officer and Treasurer


          "LENDER"

STECK-VAUGHN PUBLISHING CORPORATION



By:/s/
   ______________________________________
   Name:  Floyd D. Rogers
   Title: Vice President and Chief Financial
          Officer

                              SECOND AMENDMENT TO
                            STOCK OPTION AGREEMENT

     This Second Amendment to Stock Option Agreement is made and entered into by and between National Education Corporation, a Delaware Corporation ("Company") and Steck-Vaughn Publishing Corporation ("Optionee") as of March 31, 1996.


                                   Recitals

     1. Company and Optionee entered into that certain Stock Option Agreement (the "Stock Option Agreement") dated as of February 28, 1995 pursuant to which the Company granted Optionee a stock option to purchase from the Company 290,000 shares of the stock of Optionee owned by the Company.

     2. The Stock Option Agreement has heretofore been amended by that certain First Amendment to Stock Option Agreement (the "First Amendment") dated as of December 31, 1995.

     3. Company and Optionee desire to again amend the Stock Option Agreement to extend certain dates and to amend certain other matters contained therein.


                                   Agreement

     Now, Therefore, for $10.00 and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the Company and Optionee hereby agree as follows, to wit:

     1. Section 2 of the Stock Option Agreement is hereby amended in its entirety to hereafter read as follows, to wit:

          2.   Term of Option

          Unless earlier exercised pursuant to Section 3 of this Agreement, the Option shall terminate on, and shall not be exercisable after the earlier of (a) June 30, 1997, or (b) the date, if any, the Option is terminated pursuant to Section 8 below.

     2. Subsection 3.1 of the Stock Option Agreement is hereby amended in its entirety to hereafter read as follows, to wit:


               3.1  Exercisability

          This Option may only be exercised, in whole or in part, once at any time after the earlier of (i) August 31, 1996 or (ii) any time one or more Events of Default (which have not been cured within any applicable cure period) have occurred under and as defined in that certain Revolving Line of Credit Note dated February 28, 1995 in the original principal amount of $10,000,000.00 executed by the Company and payable to the order of Optionee as renewed, modified and extended by that certain Renewal and Extension Agreement (the "First Renewal") dated as of December 31, 1995 between the Company and Optionee and that Second Renewal and Extension Agreement (the "Second Renewal") dated as of March 31, 1996 between the Company and Optionee (said Revolving Line of Credit Note as so renewed, modified and extended by said First Renewal and Second Renewal being herein referred to as the "Note"), until the expiration of the term of the Option as provided in Section 2 hereof. For purposes hereof, a business day shall mean any day which is not a Saturday, Sunday or federal legal holiday.

     3. Section 8 of the Stock Option Agreement is hereby amended in its entirety to hereafter read as follows, to wit:

          8.   Redemption

          At any time on or after the Credit Line Termination Date (hereafter defined) and provided that the Option has not theretofore been exercised, the Company may redeem the Option upon written notice of such redemption and payment of the Redemption Price (hereafter defined) by the Company to Optionee. Upon the written notice of such redemption and payment of the Redemption Price by the Company to Optionee on or after the Credit Line Termination Date, the Option, to the extent not theretofore exercised, shall terminate for all purposes and shall not be of any further force and effect; provided that such termination shall not impair or affect Optionee's rights with respect to Shares previously exercised pursuant to the Option or Shares previously acquired by Optionee pursuant to the Option. The "Redemption Price" shall mean the greater of (i) the Yield Amount (hereafter defined) plus the Adjustment Amount (hereafter defined) or (ii) $900,000 plus, if the Redemption Price is paid by the Company to Optionee after March 31, 1996, an amount equal to $1,250 per day for each day after March 31, 1996 until and including the earlier of (x) June 30, 1996 or (y) the date of payment of the Redemption Price by the Company to Optionee. The "Yield Amount" shall mean an amount equal to (i) twenty-five percent (25%) per annum on the principal balance from time to time outstanding under the Note from the Grant Date to and including the Credit Line Termination Date; less (ii) all interest which at any time has accrued under the Note from the Grant Date to and including the Credit Line Termination Date. The "Adjustment Amount" shall mean an amount equal to twenty-five percent (25%) per annum on the Yield Amount from the Credit Line Termination Date to and including the date of payment of the Redemption Price by the Company to Optionee. For purposes of this
     Section 8, the Credit Line Termination Date means (i) June 30, 1996, if the indebtedness evidenced by the Note is paid in full on such date and the Company has not prior to June 30, 1996 agreed by a written notice delivered to Optionee that the revolving line of credit available under and evidenced by the Note has been terminated, (ii) the date on which the indebtedness evidenced by the Note is fully paid, if the indebtedness evidenced by the Note is not fully paid on June 30, 1996, or (iii) the date on which both the indebtedness evidenced by the Note has been fully paid and the Company has agreed by a written notice delivered to Optionee that the revolving line of credit available under and evidenced by the Note has been terminated, if the Company has agreed by a written notice delivered to Optionee that the revolving line of credit available under and evidenced by the Note is terminated prior to June 30, 1996. The Redemption Price may be paid by the Company to Optionee, at the Company's option, in either or a combination of (i) cash, or (ii) shares of Optionee's common stock owned by the Company having a fair market value equal to the Redemption Price (or such balance thereof not otherwise paid in cash) based upon the close price for shares of Optionee's common stock on the NASDAQ National Market on the most recent day that Optionee's shares of common stock were traded on the NASDAQ National Market prior to the date of full payment of the Redemption Price by the Company to Optionee, provided that such shares of Optionee's common stock paid in payment of the Redemption Price are paid and delivered by the Company to Optionee free and clear of all liens and encumbrances. In the event Optionee's common stock is no longer traded on the NASDAQ National Market, then the fair market value of Optionee's common stock for purposes of determining payment of the Redemption Price shall be determined on such other basis as the Company and Optionee shall mutually agree. The Redemption Price may be prepaid by the Company to Optionee in such proportions and at such times as the Company may elect provided that the Option shall not be redeemed until the Redemption Price is fully paid and the other terms of this Section 8 are complied with by the Company. Notwithstanding anything contained in this Section 8 to the contrary, and unless Optionee otherwise agrees in writing, the Company shall have no right to redeem and terminate the Option pursuant to this Section 8 at anytime any one or more Events of Default (as defined in the Note) exists and is continuing. Nothing contained in this Agreement (i) shall be construed to extend or to commit to extend the revolving line of credit available under the Note or the maturity of the Note past June 30, 1996; or (ii) impair or affect Optionee's rights and remedies with respect to any collateral securing the indebtedness evidenced by the Note. The redemption of the Option pursuant to this Section 8 may be made after notice of exercise of the Option has been given by the Optionee to the Company provided that written notice of such redemption and payment of the Redemption Price is made by the Company to Optionee prior to the Exercise Date specified in Optionee's notice of exercise of the Option to be given to the Company pursuant to Section 3.2.

     4. THIS SECOND AMENDMENT TO STOCK OPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5. The Company covenants and warrants to Optionee that the execution and delivery of this Second Amendment to Stock Option Agreement by the Company is not in contravention of and will not cause a default under any agreement to which the Company is a party.

     6. To the extent of any conflict between the terms of this Second Amendment to Stock Option Agreement and the First Amendment, the terms and provisions of this Second Amendment to Stock Option Agreement shall govern and control.

     7. Except as amended hereby and by the First Amendment, the Stock Option Agreement shall remain in full force in effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have entered into this Second Amendment to Stock Option Agreement as of the date first above written.

"COMPANY"                               "OPTIONEE"

NATIONAL EDUCATION CORPORATION          STECK-VAUGHN PUBLISHING CORPORATION


By: /s/                                 By: /s/
    _____________________________          ___________________________
     Name: Keith K. Ogata                    Name:  Floyd D. Rogers
     Title: Vice President, Chief Financial  Title: Vice President and Chief
            Officer and Treasurer                   Financial Officer